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                                EXHIBIT (10)(a)


                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports
(1) dated January 28, 2000 with respect to the subaccounts of AUSA Endeavor Variable Annuity Account which are available for investment by contract owners of The Endeavor Variable Annuity, and (2) dated February 18, 2000 with respect to the statutory-basis financial statements of AUSA Life Insurance Company, Inc., included in Post-Effective Amendment No. 11 to the Registration Statement (Form N-4 No. 33-83560) and related Prospectus of The Endeavor Variable Annuity.


                                                Ernst & Young LLP


Des Moines, Iowa
September 29, 2000